Exhibit 99.1

2013 Annual Shareholder Meeting

Years with Company Years in Industry
Scott Dueser
Chairman of the Board, President &
Chief Executive Officer
37 42
J. Bruce Hildebrand, CPA
Executive Vice President
Chief Financial Officer
10 34
Gary L. Webb
Executive Vice President
Operations
10 24
Gary S. Gragg
Executive Vice President
Credit Administration
22 34
Marna Yerigan
Executive Vice President
Credit Administration
2 29
Ron Butler
Executive Vice President
Chief Administrative Officer
19 31
Senior Management at First Financial

Years with Company Years in Industry
Michele Stevens
Senior Vice President
Advertising and Marketing
37 42
Courtney Jordan
Senior Vice President
Training
10 34
Bob Goodner
Senior Vice President & Compliance Officer
Compliance
12 35
Luke Longhofer
Senior Vice President & Loan Review Officer
Credit Administration
3 10
Brandon Harris
Senior Vice President
Appraisal Services
1 15
Kirk Thaxton, CTFA
President, First Financial Trust & Asset
Management
26 30
Senior Management at First Financial

Experienced Regional CEOs & Presidents
Years with  Company Years in  Industry
Marelyn Shedd, Abilene
22 30
Mike Mauldin, Hereford
10 35
Kirby Andrews, Sweetwater
22 25
Trent Swearengin,
Eastland
13 15
Mike Boyd, San Angelo
37 41
Tom O’Neil, Cleburne
15 33
Matt Reynolds, Cleburne
8 31
Ron Mullins, Stephenville
7 35
Jay Gibbs, Weatherford
11 39
Mark Jones, Southlake
12 35
Ken Williamson, Mineral Wells
11 42
Robert Pate, Huntsville
16 32
Fred Wren, Huntsville
1 34
Gary Tucker, First Technology Services
22 38

Board of Directors
Years as Board
Member
Committee
Appointment
Steven L. Beal
Director and Former President and COO of
Concho Resources Inc.
3
Executive / Audit
Compensation
Nominating/Corporate Governance
Tucker S. Bridwell
President, Mansefeldt Investment Corporation
6
Lead Director / Executive
Audit / Nominating/
Corporate Governance
Joseph E. Canon
Executive Director, Dodge Jones Foundation
17
Compensation
Asset and Liability
David Copeland
President, SIPCO, Inc. and
Shelton Family Foundation
15
Executive /  Audit
Nominating/Corporate Governance
Asset and Liability
F. Scott Dueser
Chairman of the Board, President and CEO
22
Executive
Murray Edwards
Principal, The Edwards Group
7
Executive / Audit
Nominating /Corporate
Governance

Board of Directors
Years as Board
Member
Committee
Appointment
Ron Giddiens
G&G Investments
3
Audit
Asset and Liability
Tim Lancaster
President & CEO Hedrick Health System
-
Proposed - Audit
Kade L. Matthews
Ranching and Investments
14
Compensation
Johnny E. Trotter
President and CEO Livestock Investors, Ltd.
9
Executive
Compensation
Nominating/Corporate Governance

Independent Public Auditors

Forward Looking Statement
The numbers, as of and for the three months ended March 31, 2013, contained within this presentation are unaudited. Certain statements contained herein may be considered “forward-looking statements”
as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management and, may be, but not necessarily are identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans;
fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the
Company’s reports filed with the Securities and Exchange Commission, which may be obtained under
“Investor Relations-Documents/Filings” on the Company’s web site or by writing or calling the Company at 325.627.7155. The Company does not undertake any obligation to update publicly or revise any forward-looking statements herein because of new information, future events or otherwise.

2012 Financial Review

Earnings

26th Consecutive Year of Increased Earnings

Strong Shareholder Earnings

Working Harder and Smarter

Net Interest Margin Quarterly Interest Margin

FFIN Outperforms Peers Percentage Return on Average Assets

Strong Return on Capital Percentage Return on Average Equity

Capital Ratios

Asset Performance

Sound Lending Practices

Deposit Growth

1 st Quarter 2013 Summary

1 st Quarter Earnings

Account Growth Net Growth in 2011 – 4,036 Accounts Net Growth in 2012 – 1,219 Accounts New Growth in 2013 – 1,139 Accounts

Shareholder Earnings – 1 st Quarter

Growth in Trust Assets

Total Trust Fees

Revenue from Mineral Management

Net Trust Income

Managed Equity Styles Equity Income Core Domestic Core Diversified Core World Strategic Growth

Net Trust Income – 1 st Quarter

36

Board of Directors – First Financial Trust & Asset Management

The More Things Change, The More We Stay The Same

Customer Service First

Mobile Banking

Challenges
Overwhelming number of unreasonable regulations
from Washington
Stagnant national economy
Inept federal government
Low interest rate environment
Maintaining net interest margin
Keep nonperforming assets to a minimum

Consolidation of Charters Regulatory compliance Technology complexities Cost Savings

Opportunities Loan Growth Mortgage Lending Trust Services Treasury Management Mobile Banking Lower Efficiency Ratio Potential Acquisitions

Recent De Novo Growth
Weatherford – I-20 Branch – Expected to Open 2
nd
Qtr. 2013
San Angelo:  HEB Branch – March 2013
Waxahachie: Branch of Cleburne – December 2012
Abilene: Antilley Road Branch – September 2012
Grapevine: Branch of Southlake – March 2012
Cisco: Branch of Eastland – September 2011
Lamesa:  Office of Trust Company – April 2011
Odessa: Branch of Abilene – February 2010
Fort Worth: Branch of Weatherford – February 2010
Odessa: Office of Trust Company – April 2009
Merkel: Branch of Sweetwater – July 2008
Brock: Branch of Weatherford – March 2008
Acton: Branch of Stephenville – March 2008
Albany: Branch of Abilene – May 2007
Fort Worth: Office of Trust Company – April 2007

Grapevine

Antilley Road - Abilene

Waxahachie

HEB – San Angelo

I-20 - Weatherford

Core Markets: West Central Texas Markets served benefiting from well-established, long- time customers * Data as of 03-31-13 ** Data as of 06-30-12

Expansion Markets

Orange Acquisition
Definitive Agreement Signed - February 2013
Orange, Jefferson and Newton Counties
Approximately 350,000 Residents
Strategically located on Interstate 10 – 100 miles east of Houston
Three Major Shipping Ports for Energy and Petrochemical industries
Large refineries, natural gas terminals and recent investment from large
Fortune 500 Companies, such as Exxon Mobil, DuPont and Goodyear
$443.8
million in Assets*
$381.1 million in deposits
$295.9 million in loans
Approximately 1.3x book; 13x last twelve months earnings (tax effected)
Orange acquisition is consistent with our acquisition model of high growth areas and along the Interstates
Provides Diversification
#1 Market Share in Orange County – 40%, more than twice the nearest competitor
*As of Dec. 31, 2012

Stephen Lee – President Orange Savings Bank

Board of Directors – Orange Savings Bank

Orange

Mauriceville

Newton

Vidor

Port Arthur

26th Consecutive Year of Increased Earnings

Recognitions
KBW Honor Roll – One of Forty-seven banks named – April 2013
SNL Financial #11 Best Performing Community Bank ($500M -
$5B) – March 2013
Nifty 50: Bank Director Magazine - #5 – Based on Return on
Equity / Average Tangible Equity – January 2013
American Banker - #19 – Based on three year average Return on
Equity – August 2012
ABA Banking Journal - #13 – Top Performing mid-sized banks
($1B - $10B) – May 2012

Total Return on Investment Assume you owned 1,000 shares of FFIN stock on January 1, 2012…

Strong Stock Performance

Dividends Per Share

Increase Cash Dividend Today $0.25 per share quarterly Increase cash divided to $0.26 per quarter – 4.0% increase Shareholders of record as of June 14, 2013 Dividend payable July 1, 2013

www.ffin.com